Exhibit 99.1

U.S. Home Solar Battery Storage Solutions Provider Electriq Power to Merge with TLG Acquisition One Corp.

•	Electriq Power Holdings Inc. will become a publicly listed company on NYSE under the new ticker symbol, “ELIQ”

•	Transaction values Electriq Power at a pro forma pre-money equity value of $495 million

•	Transaction is expected to provide up to $125 million in cash proceeds

•	Builds on Electriq Power’s highly differentiated end-to-end home and small business energy storage and management solution

•	Addresses a large and growing addressable market in the U.S., with residential solar energy growth currently at 17 percent annually

•	Delivers on recent U.S. Federal government legislation, notably Inflation Reduction Act’s solar energy incentive provision, various tax incentives, and ESG imperatives

WEST PALM BEACH, Fla., Nov. 14, 2022 – Electriq Power (Electriq), a provider of intelligent energy storage and management for homes and small businesses, and TLG Acquisition One Corp. (NYSE: TLGA), a publicly traded special purpose acquisition company, today announced that they have entered into a definitive merger agreement. Upon closing of the transaction, which is expected during the first half of 2023, the combined company will operate under the name Electriq Power Holdings Inc. and will be led by existing Electriq management with Mike Lawrie joining the board as Chairman. The transaction values Electriq at a pro forma pre-money equity value of $495 million, and the combined company plans to publicly trade on the NYSE under the symbol ELIQ.

Electriq, founded in 2014 in Silicon Valley, provides intelligent energy storage and management solutions for residential and small business use. In combination with rooftop solar, Electriq’s solutions provide always-available, low-cost clean energy, even during intermittent outages and inclement weather. The solutions are delivered via an innovative go-to-market model that makes solar plus storage easily accessible to all socio-economic groups, including low- and middle- income communities across the U.S. In addition to engagements with communities, from Santa Barbara and Parlier in California to Washington, D.C., and Puerto Rico, Electriq also has a broad range of industry partnerships, including a multi-billion-dollar global manufacturer, high-growth providers of turnkey microgrids, and residential solar companies.

Driven by the transition to residential solar energy, the addressable U.S. residential solar/energy storage market is large and thriving. Solar installs are forecast to grow at 17 percent per year, even before the potentially significant impact on the market of the rebates, tax credits and subsidies contained in the U.S. Federal Government’s recently enacted Inflation Reduction Act. In addition, the market is seeing accelerated attachment of energy storage to rooftop solar systems – expected to rise from 2 percent of installs in 2017 to nearly 30 percent in 2025. The combination of solar and energy storage delivers lower cost energy to homes and small businesses, provides reliable access to energy during power outages, and lessens dependence on fossil fuel-based generation.

“Electriq and TLGA together is a strategic combination for both companies, and consistent with TLGA’s continuing evaluation and pursuit of target companies,” said Mike Lawrie, Chief Executive Officer, TLGA. “Our proposed merger comes at the right time to address the rapidly growing demand in the residential solar energy storage market, technology development and innovation, consumer and provider demand, and government policy and environmental initiatives. We believe that together we can create exciting new opportunities and value for our people, customers, partners, and investors.”

“The Electriq team has achieved significant technology and customer milestones over the last two years, and we’re ready for the next step in our journey,” said Frank Magnotti, Chief Executive Officer, Electriq. “The success of our innovative residential energy storage and management platform, combined with the rapidly evolving energy ecosystem, promises exciting new growth and opportunities ahead—for our company, the evolving market, the environment, and society. We are proud of our progress and the communities we serve, and we look forward to our future with TLGA.”

Transaction Overview

The transaction values Electriq at a pro forma pre-money equity value of $495 million and is expected to provide Electriq with up to $125 million of capital to fund its growth through a combination of debt and equity. Electriq is in advanced discussions for up to $60 million of capital that includes an asset-backed revolving credit facility from a leading institutional investor, a personal convertible debt commitment of up to $8.5 million from TLGA CEO Mike Lawrie and other convertible debt to be raised before transaction close. Electriq intends to close and partially fund the revolving credit facility and the convertible debt from Mr. Lawrie before year end 2022. In addition, a meaningful number of shares will be placed into escrow to provide incentives for equity financing commitments. TLGA may also enter into a forward purchase agreement prior to transaction close to backstop redemptions for up to $100 million.

The boards of directors of both Electriq and TLGA have approved the proposed transaction, which is expected to be completed during the first half of 2023, subject to, among other things, approval by TLGA’s stockholders and satisfaction or waiver of the other conditions stated in the definitive documentation. Upon close of the transaction, Electriq’s existing shareholders will continue to own a majority of the merged company.

Additional information about the proposed transactions, including a copy of the business combination agreement, related ancillary agreements in connection with the proposed business combination, and an investor presentation, will be available in a Current Report on Form 8-K to be filed by TLGA with the Securities and Exchange Commission (SEC), which will be available on the SEC’s website at www.sec.gov.

Advisors

Truist Securities, Inc. is acting as financial advisor to TLG Acquisition One Corp and as structuring agent for the transaction. The Duff & Phelps Opinions practice of Kroll, LLC rendered a fairness opinion to TLGA. Gibson, Dunn & Crutcher LLP is acting as legal counsel to TLGA. Ellenoff Grossman & Schole LLP is acting as legal counsel to Electriq.

Webcast Details

A webcast of the presentation materials is available on NetRoadshow at 11:00 a.m. EST. www.netroadshow.com/event/TLG2022

Important Information About the Merger and Where to Find It

This communication relates to the Business Combination involving TLG and Electriq. This communication may be deemed to be solicitation material in respect of the Business Combination. The

Business Combination will be submitted to TLG’s stockholders for their consideration. In connection with the proposed merger, TLG intends to file with the SEC a registration statement on Form S-4 (the “Form S-4”) containing a registration statement/proxy statement (the “Registration Statement / Proxy Statement”) to be distributed to TLG’s stockholders in connection with TLG’s solicitation of proxies for the vote of TLG’s stockholders in connection with the proposed merger and other matters as described in such Registration Statement / Proxy Statement. The Registration Statement / Proxy Statement will also serve as the prospectus relating to the offer of the securities to be issued to Electriq’s stockholders in connection with the completion of the Business Combination. TLG also intends to file other relevant documents with the SEC regarding the Business Combination. The definitive Registration Statement / Proxy Statement will be mailed to TLG’s stockholders when available. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE BUSINESS COMBINATION, INVESTORS AND STOCKHOLDERS OF TLG AND INVESTORS AND STOCKHOLDERS OF ELECTRIQ AND OTHER INTERESTED PERSONS ARE URGED TO READ THE DEFINITIVE REGISTRATION STATEMENT / PROXY STATEMENT REGARDING THE BUSINESS COMBINATION (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND OTHER RELEVANT MATERIALS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE BUSINESS COMBINATION.

The Registration Statement / Proxy Statement, any amendments or supplements thereto and other relevant materials, and any other documents filed by TLG with the SEC, may be obtained once such documents are filed with the SEC free of charge at the SEC’s website at www.sec.gov or free of charge from TLG at https://tlgacquisitions.com/investor-relations/default.aspx or by directing a written request to TLG at 515 North Flagler Drive, Suite 520, West Palm Beach, FL 33401.

No Offer or Solicitation

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Participants in the Solicitation

TLG, Electriq and certain of their respective executive officers, directors, other members of management and employees may, under the rules of the SEC, be deemed to be “participants” in the solicitation of proxies in connection with the proposed merger. Information regarding TLG’s directors and executive officers is available in its Annual Report on Form 10-K for the year ended December 31, 2021, which was filed with the SEC on March 25, 2022 (the “Annual Report”). To the extent that holdings of TLG’s securities have changed from the amounts reported in the Annual Report, such changes have been or will be reflected on Statements of Changes in Beneficial Ownership on Form 4 filed with the SEC. These documents may be obtained free of charge from the sources indicated above. Information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Form S-4, the Registration Statement / Proxy Statement and other relevant materials relating to the proposed merger to be filed with the SEC when they become available. Stockholders and other investors should read the Registration Statement / Proxy Statement carefully when it becomes available before making any voting or investment decisions.

Forward-Looking Statements

This press release (“Press Release”) includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Certain of these forward-looking statements can be identified by the use of words such as “anticipate,” “believe,” “could,” “continue,” “estimate,” “expect,” “forecast,” “intend,” “may,” “might,” “outlook,” “plan,” “possible,” “potential,” “predict,” “project,” “scheduled,” “seek,” “should,” “will,” “would” or similar expressions, but the absence of these words does not mean that a statement is not forward-looking. These statements are based on the beliefs and assumptions of the management of TLG and Electriq. Although TLG and Electriq believe that their respective plans, intentions, and expectations reflected in or suggested by these forward-looking statements are reasonable, neither TLG nor Electriq can assure you that either will achieve or realize these plans, intentions, or expectations. Forward-looking statements are inherently subject to risks, uncertainties, and assumptions. Generally, statements that are not historical facts, including statements concerning possible or assumed future actions, business strategies, events or results of operations, and any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. Forward-looking statements contained in this Press Release include, but are not limited to, statements about the ability of TLG and Electriq prior to the Business Combination, and New Electriq following the Business Combination, to: execute their business strategy, including expansions in new geographies; meet the closing conditions to the Business Combination, including approval by stockholders of TLG and Electriq on the expected terms and schedule; realize the benefits expected from the proposed Business Combination; continue to develop new energy storage systems and software-enabled services to meet constantly evolving customer demands; develop, design, and sell products and services that are differentiated from those of competitors; anticipate the impact of the COVID-19 pandemic and its effect on business and financial conditions; manage risks associated with operational changes in response to the COVID-19 pandemic; minimize supply chain risks by diversifying the sources of key product components while maintaining component acquisition costs; attract, train, and retain effective directors, officers and key technical and sales personnel; enhance future operating and financial results; comply with laws applicable to their business, including environmental, health and safety regulations and policies; stay abreast of modified or new laws and regulations applicable to their business, including any changes in technician qualification requirements or data and privacy regulation; anticipate the impact of, and respond to, new accounting standards; anticipate the significance and timing of contractual obligations; respond to the failure of customers and partners to comply with contractual obligations; manage operational risks associated with construction, utility interconnection and installation permitting; respond to fluctuations in foreign currency exchange rates and political unrest and regulatory changes in international markets from various events; deliver on contractual commitments with existing customers and convert non-binding letters of intent into binding agreements; maintain key strategic relationships with partners and customers; acquire new customers; respond to uncertainties associated with product and service development and market acceptance and adoption of solar and energy storage systems; successfully defend litigation; upgrade and maintain information technology systems; access, collect, and use personal data about consumers; protect proprietary software and enforce intellectual property rights; anticipate rapid technological changes in the energy storage industry; meet future liquidity requirements and comply with any applicable restrictive covenants related to indebtedness; maintain the listing on, or the delisting of TLG’s or New Electriq’s securities from, the NYSE or an inability to have our securities listed on the NYSE or another national securities exchange following the Business Combination; effectively respond to general economic and business conditions; obtain additional capital, including use of the debt market and third-party project financing, on acceptable terms; successfully deploy the proceeds from the Business Combination; and those factors discussed in documents of TLG filed, or to be filed, with the SEC.

Contacts

Media enquiries for TLGA – email mail@tlgacquisitions.com

Media enquiries for Electriq – email ir@electriqpower.com